UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to § 240.14a-12

POAGE BANKSHARES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transactions applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4)	Date filed:
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On May 9, 2014, Poage Bankshares, Inc. mailed the following letter to its shareholders

May 9, 2014

Dear Fellow Shareholder:

As you are aware, the Stilwell Group, a New York hedge fund, whose avowed goal is to force the sale of our Company,1 has commenced a proxy contest to replace one of your current directors. On behalf of your Board of Directors, we again ask for your support for our highly qualified nominees, so that we can continue to execute our already successful strategic plan to deliver value to our shareholders.

In its recent May 5, 2014 letter, the Stilwell Group stated “if you want a bank that focuses on being bigger, vote for management.” We agree with that statement!

Our strategic plan contemplates both organic growth and prudent acquisitions, in order to enhance long term stockholder value. According to recent data from SNL Financial, banks and thrifts with larger asset sizes generally trade at higher multiples of price to tangible book value (P/TBV).2 As a result of our recent acquisition of Town Square Financial Corporation, we have grown from approximately $289 million in assets at December 31, 2013 to approximately $439 million upon completion of the acquisition.3

Moreover, available data demonstrates that larger banks and thrifts are able to utilize their operating scale to improve operating efficiencies and reduce costs.4 Overhead expenses including technology and compliance costs are consistently rising for community banks. In our view, the only realistic way to cover such increased expenses is through controlled growth. We believe that this is the key to unlocking shareholder value.

Of course, undisciplined growth is not in shareholders’ best interest. In this regard, we note that the 105% P/TBV that we paid for Town Square, was significantly lower than the median 138% P/TBV for comparable transactions.5 The Town Square acquisition is expected to almost double our earnings per share in 2015. Despite the criticism from the Stilwell Group, we continue to think that the Town Square acquisition was a great deal for our stockholders. We believe that the Town Square transaction was smart growth, and enhanced the value of our bank.

We are pleased to report that we recently received a vote of confidence from an unaffiliated group that provides proxy voting advice. On May 5, 2014, Institutional Shareholder Services Inc. (“ISS”), an independent research organization that evaluates director elections, issued a report recommending that stockholders vote for all of the Board’s nominees and not vote for the Stilwell Group’s nominee. We appreciate this support. A copy of the Company’s press release announcing the vote of confidence from ISS is enclosed for your reference.

____________________________

1 See Amendment No. 7 to the Stilwell Group’s Schedule 13D filed on February 24, 2014.

2 For instance, according to SNL Financial data, Midwestern banks and thrifts with assets between $400 million and $500 million trade at a median P/TBV of 0.89x, compared to institutions with assets between $200 million and $300 million which trade at a median P/TBV of 0.83x. Information based on market data as of May 5, 2014.

3 See Form 8-K filed by Poage Bankshares, Inc. with the SEC on March 19, 2014.

4 For instance, according to SNL Financial data, Midwestern banks and thrifts with assets between $400 million and $500 million have a median efficiency ratio of approximately 69%, compared to institutions with assets between $200 million and $300 million which have a median efficiency ratio of approximately 77%. The efficiency ratio represents non-interest expense divided by the sum of net interest income and non-interest income; the lower the efficiency ratio the more efficient the institution.

5 According to SNL Financial data, there were 16 other bank and thrift M&A transactions announced since January 1, 2013 with the target headquartered in the Midwest and with assets between $75 million and $250 million.

Since our IPO in September 2011, our stockholders have received a total return on investment of 48.5% through May 1, 2014.6 Our plan to maximize stockholder value is working and we see no reason to prematurely sell the Company before it reaches fruition.

Please vote the White Proxy Card today for the Board’s Nominees and discard any green proxy card you may receive. You can vote by telephone, by internet, or by signing, dating and returning your White Proxy Card in the postage-paid envelope provided. To vote by telephone or internet, please refer to the instructions in the enclosed White Proxy Card.

Thank you again for your continued support.

Sincerely,

/s/ J. Thomas Rupert

J. Thomas Rupert

Chairman of the Board

Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE proxy card, or need additional assistance, please contact the firm
assisting us in the solicitation of proxies:

Phoenix Advisory Partners, LLC

110 Wall Street, 27th Floor

New York, New York 10005

For shareholder questions: 877-478-5038.
For banks and brokers: 212-493-3910.

___________________________

6 Reflects $10.00 IPO price, $14.47 closing price on May 1, 2014, and $0.38 in total dividends per share paid since IPO.

Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”).  The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its shareholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information.  Shareholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov.  The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at 1500 Carter Avenue, Ashland, Kentucky 41101.

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the Annual Meeting.  Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement related to its 2014 Annual Meeting of Stockholders, filed with the SEC on April 11, 2014.

Forward-Looking Statements

This letter and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance.  These forward-looking statements might include one or more of the following: projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts.  They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to the following: difficulties or unexpected developments related to the integration of the businesses following the acquisition of Town Square Financial Corporation; possible legislative changes and adverse economic, business and competitive conditions and developments; expenses related to the proxy contest with dissident shareholders; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings. Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Ralph “Gene” Coffman, Jr. (606) 324-7196

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS THAT SHAREHOLDERS VOTE THE WHITE PROXY CARD “FOR” POAGE BANKSHARES, INC. DIRECTOR NOMINEES AND NOT TO VOTE FOR THE DISSIDENT SHAREHOLDER NOMINEE

Ashland, Kentucky – May 7, 2014. Poage Bankshares, Inc., (Nasdaq: PBSK) (“Poage” or the “Company”), the holding company for Home Federal Savings and Loan Association (“Home Federal”), today announced that leading proxy voting advisory and corporate governance services firm Institutional Shareholder Services Inc. (“ISS”) has issued a report advising Poage shareholders to vote the WHITE proxy card “FOR” the Poage director nominees and withhold voting on the dissident shareholder’s nominee. The Company’s 2014 Annual Meeting of Shareholders (“Annual Meeting”) will be held on May 20, 2014.

Ralph “Gene” Coffman, Jr., President and Chief Executive Officer of Poage, commented “We are pleased that the ISS report highlights the efforts that Poage’s management has undertaken towards sustainable growth of Poage and Home Federal and our commitment to increasing shareholder value. We urge Poage’s shareholders to vote “FOR” our director nominees and withhold voting for the dissident shareholder’s nominees.”

In reaching its conclusion to support Poage’s director nominees, ISS carefully analyzed the positions of both Poage and the dissident shareholder. In its report, ISS noted the following:

•	Poage has delivered greater total shareholder return as compared to its peer group since going public
•	Poage’s net interest margin has increased over the past three years and now exceeds the median of its peer group
•	Poage’s median non-performing assets “significantly outperformed” its peer group, which indicates the quality of Poage’s loan underwriting and its attentiveness to risk management
•	Poage’s “performance on the key blocking-and-tackling metrics of bank management suggests management has in fact been keenly attuned to building the sustainability of the business even as it looked for growth through organic means and acquisition. It is too short a time period to tell, with any certainty, whether Poage is likely to be a long-term success as a consolidator – one would certainly want to see performance over a meaningful period now that the Town [Square] acquisition has closed – but the evidence to date does not indicate management’s execution on the board’s strategy for the company has been ineffective.”
•	The improvement in Poage’s price/tangible book value has outpaced the median of its peers from 2011 through 2013
•	The price Poage paid for Town Square based on Price/Tangible Book Value “appears relatively inexpensive” compared to nine comparable transactions since April 2013 (105% TBV paid by Poage compared to a median Price/TBV of 126%)
•	The Town Square transaction is “consistent with the [Company’s] long-established strategic plan which drove the [Company] to demutualize and [undertake an] IPO in the first place.”
•	The Town Square acquisition “substantially and quickly diversifies the [Company’s] loan portfolio and deposit base, and adds new senior management with deep experience in commercial banking in [the Company’s] geographic market…”
•	ISS Conclusion and Recommendation: The dissidents have not made a compelling case for change, and a shareholder vote on the WHITE management proxy card FOR the three management nominees is warranted.

Poage urges its shareholders to support the Company’s director nominees by immediately completing and returning their WHITE proxy card or by submitting proxies by telephone or through the Internet. If you require any assistance in voting your shares, please contact our proxy solicitor, Phoenix Advisory Partners, toll free at (877) 478-5038.

About Poage Bankshares, Inc.

Poage Bankshares, Inc. is the savings and loan holding company for Home Federal Savings and Loan Association. Home Federal, originally chartered in 1889 and headquartered in Ashland, Kentucky, conducts its operations from 10 full-service banking offices located in Ashland, Cannonsburg, Flatwoods, South Shore, Louisa, Greenup, Nicholasville, and Catlettsburg, Kentucky, and from a commercial loan production office in Cincinnati, Ohio.

Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s shareholders in connection with the Company’s Annual Meeting. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its shareholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information.  Shareholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov.  The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at 1500 Carter Avenue, Ashland, Kentucky 41101.

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the Annual Meeting.  Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Proxy Statement related to its Annual Meeting, filed with the SEC on April 11, 2014.

Forward-Looking Statements

This press release and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance.  These forward-looking statements might include one or more of the following: projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts.  They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to the following: difficulties or unexpected developments related to the integration of the businesses following the acquisition of Town Square Financial Corporation; possible legislative changes and adverse economic, business and competitive conditions and developments; expenses related to the proxy contest with dissident stockholders; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings. Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

[insert company logo]
POAGE BANKSHARES, INC.
PROXY FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

The undersigned acknowledges receipt from Poage Bankshares, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 10, 2014, and the 2013 Annual Report to Stockholders on Form 10-K. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. This WHITE proxy may be revoked by sending written notice to the Secretary of Poage Bankshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of Poage Bankshares, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

YOUR VOTE IS IMPORTANT! PLEASE TAKE THE TIME TO VOTE USING ANY OF THE THREE SIMPLE METHODS DESCRIBED BELOW:

1. Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Touchtone Phone:	Simply dial toll-free (866) 745-0269 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and PROMPTLY return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2014: POAGE BANKSHARES, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND POAGE BANKSHARES, INC.’S 2013 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.PROXYONLINE.COM/DOCS/POAGE/PDF.

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POAGE BANKSHARES, INC.
PROXY FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF YOUR COMPANY’S BOARD OF DIRECTORS.

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the Annual Meeting, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Park Place, located at 1701 Central Avenue, Ashland, Kentucky 41101 on May 20, 2014, at 10:00 a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSALS:

1.	The election of Stuart N. Moore, Charles W. Robinson and Thomas Burnette, each to serve for a three-year term.	FOR	WITHHOLD	FOR ALL EXCEPT
	INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	The advisory (non-binding) approval of the Company’s executive compensation as described in the Proxy Statement (“say on pay”).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	The ratification of the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of Proposal 1, Proposal 2 and Proposal 3.

THIS WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS WHITE PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING ☐

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